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                                   FORM 8-K-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 1, 1996


                           ELTRON INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)


               0-23342                                95-4302537
      (Commission File Number)           (I.R.S. Employer Identification No.)


           41 MORELAND ROAD                             93065
        SIMI VALLEY, CALIFORNIA                      (Zip Code)
(Address of principal executive offices)


                                 (805) 579-1800
              (Registrant's telephone number, including area code)


                                      N.A.
         (Former name or former address, if changed since last report)



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Item 7. Financial Statements and Exhibits

        (a)  Financial Statements of Business Acquired
             -----------------------------------------

        Please refer to Exhibit 10.2 for financial statements of the business merged with.

        (b)  Pro Forma Financial Information
             -------------------------------

        On March 1, 1996, Eltron International, Inc. ("Eltron") acquired all of the issued and outstanding stock of RJS, Incorporated ("RJS") from the shareholders of RJS in a merger (the "Merger"). RJS is a manufacturer of high-speed bar code printers, verified printing systems and bar code verifiers. The Merger has been accounted for as a pooling of interest for financial reporting purposes. In connection with the Merger, Eltron issued 322,991 shares of its common stock and paid cash consideration of approximately $776,000 in satisfaction of dissenters' rights.

        The unaudited pro forma financial statements reflect the following: (i) Eltron common shares issued and cash paid in connection with the merger; (ii) the elimination of interest expense and all outstanding borrowings under RJS's line of credit which was paid in full and terminated subsequent to the Merger;
(iii) the elimination of sales made between Eltron and RJS; and (iv) the tax effect of the foregoing adjustments. Expenses totaling approximately $450,000 related to the Merger have not been included in the unaudited pro forma financial statements. In the opinion of the Company's management, all adjustments necessary to present fairly such pro forma financial statements have been made based on the terms and structure of the Merger. However, the preparation of pro forma financial information requires many assumptions which may differ from actual operations. These unaudited pro forma financial statements are not necessarily indicative of the actual results which the Company would have reported had the Merger occurred as of January 1, 1993, 1994 or 1995, nor do they purport to indicate the results of future operations.

Item 7. Financial Statements and Exhibits

                -------------------------------------------

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                              DECEMBER 31, 1995(a)
                                 (In thousands)

                                                   HISTORICAL
                                        --------------------------------
                                             ELTRON                              PRO FORMA
                                        INTERNATIONAL, INC.     RJS, INC.       ADJUSTMENTS             PRO FORMA
                                        -------------------     ---------       -----------             ---------
ASSETS:

CURRENT ASSETS:
  Cash ..............................         $   719            $   10           $(1,469)(b),(c),(f)    $  (740)
  Short term investments ............          15,552               --                --                  15,552
  Accounts receivable, net ..........           7,208             2,189               --                   9,397
  Inventories .......................           9,191             2,316               --                  11,507
  Deferred tax assets ...............             573               468               --                   1,041
  Other current assets ..............           1,012               135               --                   1,147
                                              -------            ------           -------                -------
    Total current assets ............          34,255             5,118            (1,469)                37,904

Property and equipment, net .........           3,594               175               --                   3,769
Excess cost over net assets
  acquired ..........................           1,188              (226)              --                     962
Other assets ........................             324               345               --                     669
                                              -------            ------           -------                -------
                                              $39,361            $5,412           $(1,469)               $43,304
                                              =======            ======           =======                =======

LIABILITIES AND SHAREHOLDERS' EQUITY:

CURRENT LIABILITIES:
  Borrowings under line of credit ...         $   --             $  768           $  (768)(c)            $   --
  Accounts payable and
    accrued liabilities .............           5,633             2,287               --                   7,920
  Accrued taxes payable .............             --                --                 28 (d)                 28
                                              -------            ------           -------                -------
    Total current liabilities .......           5,633             3,055              (740)                 7,948

LONG TERM OBLIGATION ................             751               --                --                     751

SHAREHOLDERS' EQUITY:
  Common stock ......................          23,816               175              (776)(b)             23,215
  Cumulative translation
    adjustment ......................             (14)              --                --                     (14)
  Retained earnings .................           9,175             2,182                47 (e)             11,404
                                              -------            ------           -------                -------
  Total shareholders' equity ........          32,977             2,357              (729)                34,605
                                              -------            ------           -------                -------
TOTAL LIABILITIES AND SHAREHOLDERS'
  EQUITY ............................         $39,361            $5,412           $(1,469)               $43,304
                                              =======            ======           =======                =======

- ------------
(a)     Balance Sheet as of September 30, 1995 has been included for RJS.
(b) Adjusted to reflect RJS dissenters' shares purchased by Eltron to connection with in the Merger.
(c)     Adjusted to eliminate borrowings under RJS's line of credit.
(d)     Adjusted to record the tax effect of pro forma adjustments.
(e)     Net impact of pro forma adjustments on retained earnings.
(f) Adjusted to reflect interest on paydown of borrowings under RJS's line of credit.

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
Item 7. Financial Statements and Exhibits

        (b)     Pro Forma Financial Information (continued)
                -------------------------------------------

                          UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                  FOR THE YEAR ENDED DECEMBER 31, 1995(a)
                                  (In thousands except per share amounts)

                                                   HISTORICAL
                                        --------------------------------
                                            ELTRON
                                        INTERNATIONAL                       PRO FORMA
                                             INC.          RJS, INC.       ADJUSTMENTS         PRO FORMA
                                        --------------     ---------       -----------         ---------
Sales  ................................     $42,362           $12,764          $(154)(b)        $54,972
Cost of Sales .........................      22,114             8,164           (154)(b)         30,124
                                            -------            ------          -----            -------
Gross Margin ..........................      20,248             4,600             --             24,848

Operating Expenses:
Selling, general and administrative ...       8,472             2,942             --             11,414
Research and development ..............       2,028               904             --              2,932
                                            -------            ------          -----           -------
Income from operations ................       9,748               754             --             10,502

Other (income) expense, net ...........        (365)              107            (75)(c)          (333)
                                            -------            ------          -----           -------
Income before income taxes ............      10,113               647             75            10,835

Provision (benefit) for income taxes...       3,744              (103)            28 (e)         3,669
                                            -------            ------          -----           -------
Net income ............................     $ 6,369            $  750          $  47           $ 7,166
                                            =======            ======          =====           =======

Pro Forma net income per share ........     $  0.91                                            $  0.98
                                            =======                                            =======

Shares used in computing
 net income per share .................       7,003                              323 (d)         7,326
                                            =======                            =====           =======

- ------------
(a) Statements of Operations for the year ended September 30, 1995 have been included for RJS.
(b)     Adjusted to eliminate sales made by Eltron to RJS.
(c) Adjusted to reflect paydown of outstanding borrowings under RJS's line of credit.
(d)     Adjusted to reflect shares issued by Eltron in the Merger.
(e)     Adjusted to record the tax effect of the foregoing adjustments.


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
ITEM 7. Financial Statements and Exhibits

        (b)  Pro Forma Financial Information (continued)
             -------------------------------------------
             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1994(a)
                    (In Thousands Except Per Share Amounts)


                                                           HISTORICAL
                                                ---------------------------
                                                   ELTRON
                                                INTERNATIONAL                      PRO FORMA
                                                    INC.          RJS, INC.        ADJUSTMENTS          PRO FORMA
                                                -------------     ---------        -----------          ---------
Sales ........................................     $17,530        $11,863            $(117)(b)           $29,276
Cost of Sales.................................       8,754          7,616             (117)(b)            16,253
                                                   -------        -------            -----               -------
Gross Margin..................................       8,776          4,247               --                13,023

Operating Expenses:
Selling, general and administrative ..........       3,149          2,796               --                 5,945
Research and development......................       1,172            713               --                 1,885
                                                   -------        -------            -----               -------

Income from operations........................       4,455            738               --                 5,193
Other (income) expense, net...................         (80)            54              (79)(c)              (105)
                                                   -------        -------            -----               -------
Income before income taxes....................       4,535            684               79                 5,298

Provision (benefit) for income taxes..........       1,622            (26)              28 (e)             1,624
                                                   -------        -------            -----               -------
Net income....................................     $ 2,913        $   710            $  51               $ 3,674
                                                   =======        =======            =====               =======

Pro Forma net income per share................     $  0.50                                               $  0.59
                                                   =======                                               =======

Shares used in computing net income per share.       5,866                             323 (d)             6,189
                                                   =======                           =====               =======


- -------------------------

(a) Statements of Operations for the year ended September 30, 1994 have been included for RJS.
(b)     Adjusted to eliminate sales made by Eltron to RJS.
(c) Adjusted to reflect paydown of outstanding borrowings under RJS's line of credit.
(d)     Adjusted to reflect shares issued by Eltron in the Merger.
(e)     Adjusted to record the tax effect of the foregoing adjustments.



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
ITEM 7. Financial Statements and Exhibits

        (b)     Pro Forma Financial Information (continued)
                -------------------------------------------
             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1993(a)
                    (In Thousands Except Per Share Amounts)

                                                               HISTORICAL
                                                        ------------------------
                                                           ELTRON
                                                        INTERNATIONAL                    PRO FORMA
                                                            INC.        RJS, INC.       ADJUSTMENTS     PRO FORMA
                                                        -------------   ---------       -----------     ---------
Sales ............................................         $6,505        $11,541          $ (57((b)      $17,989
Cost of Sales ....................................          3,610          7,408            (57)(b)       10,961
                                                           ------        -------          -----          -------
Gross Margin .....................................          2,895          4,133            --             7,028

Operating Expenses:
Selling, general and administrative ..............          1,458          2,667            --             4,125
Research and development .........................            434          1,158            --             1,592
                                                           ------        -------          -----          -------
Income from operations ...........................          1,003            308            --             1,311
Other (income) expense, net.......................            131            107           (119)(c)          119
                                                           ------        -------          -----          -------
Income before income taxes .......................            872            201            119            1,192

Provision for income taxes .......................             57             16              8 (e)           81
                                                           ------        -------          -----          -------
Net income .......................................         $  815        $   185          $ 111          $ 1,111
                                                           ======        =======          =====          =======
Pro Forma net income per share ...................         $ 0.26                                        $  0.32
                                                           ======                                        =======
Shares used in computing net income per share ....          3,196                           323 (d)        3,519
                                                           ======                         =====          =======

- ------------
(a) Statements of Operations for the year ended September 30, 1993 have been included for RJS.
(b)     Adjusted to eliminate sales made by Eltron to RJS.
(c) Adjusted to eliminate interest expense on borrowings under RJS's line of credit.
(d)     Adjusted to reflect shares issued by Eltron in the Merger.
(e)     Adjusted to record the tax effect of the foregoing adjustments.

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
ITEM 7. Financial Statements and Exhibits

        (c)     Exhibits:
                --------
                10.2 RJS, Incorporated and Subsidiary, Consolidated Financial Statements for the Years Ended September 30, 1995 and 1994.

                10.3 Amendment to Merger and Plan of Reorganization dated March, 1996 by and among Eltron International, Inc., Eltron Acquisition Corp., RJS, Incorporated, and the shareholders of RJS.


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
                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ELTRON INTERNATIONAL, INC.



Date: May 14, 1996                      By:_________________________________
                                           Daniel C. Toomey, Jr.
                                           Chief Financial Officer


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                                 EXHIBIT INDEX


Exhibit                                                                               Page No.
- -------                                                                               --------

10.2       RJS, Incorporated and Subsidiary, Consolidated Financial Statements
                for the Years Ended September 30, 1995 and 1994.

10.3       Amendment to Merger and Plan of Reorganization dated March, 1996 by and among Eltron International, Inc., Eltron Acquisition Corp.,
                RJS, Incorporated, and the shareholders of RJS.

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